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                                                                   EXHIBIT 10.32


                     FINANCIAL PACIFIC INSURANCE GROUP, INC.

                                       and

                             EVEREN SECURITIES, INC.


                                WARRANT AGREEMENT


                             Dated as of June , 1998


        THIS WARRANT AGREEMENT (the "Agreement"), dated as of June __, 1998, is made and entered into by and between FINANCIAL PACIFIC INSURANCE GROUP, INC., a Delaware corporation (the "Company"), EVEREN SECURITIES, INC. ("Everen") and the persons listed on Exhibit A attached hereto (the "Warrantholders").

        The Company agrees to issue and sell to the Warrantholders and the Warrantholders severally agree to purchase, for the price of $0.01 per warrant, warrants, as hereinafter described (the "Warrants") to purchase up to an aggregate of 125,000 shares (the "Shares") of the Company's Common Stock, $.001 par value (the "Common Stock") in the amounts set forth on Exhibit A hereto, in connection with a public offering (the "Public Offering") by the Company of 2,500,000 shares of Common Stock pursuant to an underwriting agreement (the "Underwriting Agreement"), dated as of June __, 1998, by and among the Company, certain stockholders of the Company, and Everen, as the representative of the underwriters that are party to the Underwriting Agreement (the "Underwriters"). The number of Shares purchasable upon exercise of these Warrants by the Warrantholders shall be increased by an amount equal to 5% of the number of Shares issued upon exercise of the Underwriters' over-allotment option pursuant to the second paragraph of section 3 and section 4(b) of the Underwriting Agreement, (and then rounding down to the nearest whole number) at a price of $0.01 per share of Common Stock. The purchase and sale of Warrants to purchase 125,000 shares of the Common Stock shall occur on the Closing Date, as defined in the Underwriting Agreement, and be subject to the conditions to the Underwriters' obligations to purchase Common Stock thereunder (except for delivery of this Agreement) and the performance of such obligations by the Underwriters. On the Option Closing Date or Dates (if any), the Warrantholders shall purchase, and the Company shall sell, Warrants to purchase a number of shares equal to 5% of the number of Option Shares purchased on that date, at a price of $0.01 per share of Common Stock, subject to the conditions to the Underwriters' obligations to purchase Common Stock on that Option Closing Date. Everen acknowledges that receipt of the Warrants by the Warrantholders constitutes full satisfaction of the Company's obligation under Paragraph 8 of the Engagement Agreement dated March 26, 1998 between the Company and Everen.

        In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the parties hereto, for value received, hereby agree as follows:



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        SECTION 1.  Transferability and Form of Warrants.

        1.1 Registration. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

        1.2 Transfer. The Warrants shall be transferable only on the books of the Company maintained at its principal office in Rocklin, California, or wherever its principal office may then be located, upon delivery thereof duly endorsed by the transferring Warrantholder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

        1.3 Limitations on Transfer of the Warrants. Subject to the provisions of Section 11 hereof, the Warrants shall not be sold, transferred, assigned or hypothecated (a "Transfer") by any Warrantholder until _________, 1999, except to (i) an officer or partner of the transferring Warrantholder, another Underwriter or member of the selling group or officer, partner or employee of any of them; (ii) a successor to the transferring Warrantholder which is not an individual (a "Warrantholder Entity") in merger or consolidation; (iii) a purchaser of all or substantially all of the transferring Warrantholder Entity's assets; (iv) any person receiving the Warrants from one or more of the persons listed in this subsection 1.3 at such person's or persons' death pursuant to will, trust or the laws of intestate succession; or (v) an inter vivos trust for the benefit of the transferor, his spouse, family and designated heirs, successors and assigns. The Warrants may be divided or combined, upon request to the Company by any Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Notwithstanding the foregoing, no Warrant may be Transferred unless the transferee agrees to be bound by the terms and conditions of this Agreement. Unless the context indicates otherwise, the terms "Warrantholder" shall include any transferee or transferees of the Warrants pursuant to this subsection 1.3, and the term "Warrants" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

        1.4 Form of Warrants. The text of the Warrants and of the form of election to purchase Shares shall be substantially as set forth in Exhibit B attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its President or by a Vice President, attested to by its Secretary or an Assistant Secretary. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

        The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

        1.5 Legend on Shares. Each certificate for Shares initially issued upon exercise of the Warrants shall bear the following legend, unless, at the time of exercise, such Shares are subject



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to a currently effective Registration Statement under the Securities Act of
1933, as amended (the "Act"):

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT."

        Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act, of the securities represented thereby) shall also bear the above legend unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions.

        SECTION 2. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling a Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, with signatures guaranteed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate as so requested.

        SECTION 3.  Term of Warrants; Exercise of Warrants.

        (a) Subject to the terms of this Agreement, any Warrantholder shall have the right, at any time during the period commencing at 9:00 a.m., California Time, on ___________, 1999 and ending at 5:00 p.m., California Time, on ___________, 2003 (the "Termination Date"), to purchase from the Company up to the number of fully paid and non-assessable Shares to which such Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, with signatures guaranteed, and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of this section 3 and sections 7 and 8 hereof), for the number of Shares in respect of which such Warrants are then exercised, but in no event for less than 100 Shares (unless less than an aggregate of 100 Shares are then purchasable under all outstanding Warrants held by a Warrantholder).

        (b) Payment of the aggregate Warrant Price shall be made in cash, by wire transfer, by certified or official bank check or through the use of Appreciation Currency (as defined below), or any combination thereof. Upon such surrender of the Warrants and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable



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dispatch to or upon the written order of such Warrantholder and in the name or names of such Warrantholder or, subject to compliance with the provisions of
Section 11(a) hereof, in such name or names as such Warrantholder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of surrender of the Warrants and payment of the Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrants shall be exercisable, at the election of such Warrantholder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrants is exercised in respect of less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining portion of the Warrants will be issued by the Company.

        (c) As used herein, "Appreciation Currency" shall mean the consideration given by the surrender of Warrants in exchange for Shares. The number of Shares to which the holder shall be entitled upon such surrender of Warrants ("X") shall be determined by applying the following formula: X = N MULTIPLIED BY
(($S - $W) DIVIDED BY $S), where "N" is the number of Shares that would be received if the Warrants surrendered were instead exercised for cash, "$S" is the Current Market Price (as defined in section 9 hereof) per share of Common Stock and "$W" is the Warrant Price defined in section 7 as adjusted and readjusted as set forth in Section 8 hereof.

        SECTION 4. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants or the securities comprising the Shares; provided, however, the Company shall not be required to pay any tax which may be payable in respect of any secondary transfer of the Warrants or the securities comprising the Shares.

        SECTION 5. MUTILATED OR MISSING WARRANTS. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of any Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and a bond of indemnity, if requested, also satisfactory in form and amount at the Warrantholder's cost. Applicants for such substitute Warrants certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

        SECTION 6. RESERVATION OF SHARES. There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. The Company will supply every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants with duly executed stock


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and other certificates, as appropriate, for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 9 hereof.

        SECTION 7. WARRANT PRICE. The price per Share at which Shares shall be purchasable upon the exercise of the Warrants (the "Warrant Price") shall be $______ [insert 110% of initial public offering price per Share] subject to further adjustment pursuant to Section 8 hereof.

        SECTION 8. ADJUSTMENT OF NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

        8.1 ADJUSTMENTS. The number of Shares purchasable upon the exercise of the Warrants shall be subject to adjustment as follows: In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock,
(ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock other securities of the Company, the Warrant Price and the number of Shares purchasable upon exercise of the Warrants immediately prior thereto shall be proportionately adjusted so that the Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrants been exercised at the Warrant Price immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 8.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

        For the purpose of this subsection 8.1, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

        8.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in subsection 8.1, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of the Warrants or upon the exercise of the Warrants.

        8.3 CERTIFICATE OF ADJUSTMENT. Whenever the number of Shares purchasable upon the exercise of the Warrants is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the chief financial officer or other executive officer of the Company setting forth the number of Shares purchasable upon the exercise of the Warrants after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

        8.4 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of


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the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute with each Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase, upon exercise of the Warrants, the kind and amount of consideration which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Warrants been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, in which the Company is the surviving corporation, the right to purchase Shares under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants its warrant which entitles the holder thereof to purchase upon its exercise the kind and amount of consideration which it would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this subsection 8.4 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8 hereof. The provisions of this subsection 8.4 shall similarly apply to successive consolidations, mergers, sales or conveyances.

        8.5 PAR VALUE OF SHARES OF COMMON STOCK. Before taking any action which would cause an adjustment effectively reducing the portion of the Warrant Price allocable to each Share below the then par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Common Stock upon exercise of the Warrants.

        8.6 INDEPENDENT PUBLIC ACCOUNTANTS. The Company may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the Company) to make any computation required under this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 8.

        8.7 STATEMENT ON WARRANT CERTIFICATES. Irrespective of any adjustments in the number of securities issuable upon exercise of Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrant certificates initially issuable pursuant to this Agreement. However, the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant certificate thereafter issued, whether upon registration or transfer of, or in exchange or substitution for, an outstanding Warrant certificate, may be in the form so changed.

        SECTION 9. FRACTIONAL INTERESTS; CURRENT MARKET PRICE. The Company shall not be required to issue fractional Shares on the exercise of the Warrants. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the then Current Market Price per share of Common Stock multiplied by such fraction.



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        For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market and is neither quoted in The Nasdaq National Market nor traded on any national securities exchange, the average of the per share closing bid price on the 30 consecutive trading days immediately preceding the date in question, as reported by The Nasdaq SmallCap Market (or an equivalent generally accepted reporting service if quotations are not reported on The Nasdaq SmallCap Market), or (ii) if the Common Stock is quoted in The Nasdaq National Market or traded on a national securities exchange, the average for the 30 consecutive trading days immediately preceding the date in question of the daily per share closing prices in The Nasdaq National Market or on the principal stock exchange on which it is listed, as the case may be. For purposes of clause (i) above, if trading in the Common Stock is not reported by The Nasdaq SmallCap Market, the applicable bid price referred to in that clause shall be the lowest bid price as reported in The Nasdaq Electronic Bulletin Board or, if not reported thereon, as reported in the "pink sheets" published by National Quotation Bureau, Incorporated, and, if such securities are not so reported, shall be the price of a share of Common Stock determined by the Company's Board of Directors in good faith. The closing price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in The Nasdaq National Market or on the national securities exchange on which the Common Stock is then listed.

        SECTION 10. NO RIGHTS AS SHAREHOLDER; NOTICES TO WARRANTHOLDERS. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon any Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

        (a) any action which would require an adjustment pursuant to Section 8.1; or

        (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety or substantially as an entirety) shall be proposed;

then the Company shall give notice in writing of such event to each Warrantholder, as provided in Section 14 hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of shareholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive such notice or any defect therein shall not affect the validity of any action taken with respect thereto.

        SECTION 11.  RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

        (a) Each Warrantholder agrees that prior to making any disposition of the Warrants or the Shares, including without limitation, to persons or entities identified in clauses (i) through


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(v), inclusive, of Section 1.3 hereof, other than pursuant to a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "Registration Statement") filed by the Company with, and declared effective, by, the Securities and Exchange Commission (the "Commission"), each Warrantholder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made and shall provide such other information as may reasonably be required by the Company and counsel familiar with securities matters to conclude that no Registration Statement under the Act is required with respect to such disposition. If requested by the Company, and if the transfer will result in a public sale that is not in compliance with Rule 144 of the Securities Act, the Warrantholder will provide an opinion of counsel reasonably satisfactory to the Company that a Registration Statement under the Act is not required with respect to such disposition.

        (b) Whenever during the four-year period beginning on _________, 1999 and ending on_______, 2003, the Company proposes to file with the Commission a Registration Statement (other than as to securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act (or any successor provision) or for which a Form S-4 Registration Statement (or any successor form) could be used), it shall, at least 30 days prior to each such filing, give written notice of such proposed filing to each Warrantholder and each holder of Shares, at their respective addresses as they appear on the records of the Company, and shall offer to include and shall include in such filing any proposed disposition of the Warrants and Shares upon receipt by the Company, not less than 10 days prior to the proposed filing date, of a request therefor setting forth the facts with respect to such proposed disposition and all other information with respect to such person reasonably necessary to be included in such Registration Statement. If the managing underwriter for the offering made pursuant to the Registration Statement advises the Company in writing that the inclusion of such securities in the offering would be detrimental to the offering, such securities may not be included in the Registration Statement.

        (c) The Company shall pay all fees, disbursements and out-of-pocket expenses (other than brokerage fees and commissions of the Warrantholders and holders of Shares, and legal fees of counsel to the Warrantholders and holders of Shares, if any) in connection with the filing of any Registration Statement under Section 11(b) hereof (or obtaining the opinion of counsel and any no-action position of the Commission with respect to sales under Rule 144) and in complying with applicable securities and Blue Sky laws. The Company at its expense will supply any Warrantholder and any holder of Shares with copies of such Registration Statement and the prospectus included therein and other related documents, opinions and no-action letters in such quantities as may be reasonably requested by a Warrantholder or holder of Shares.

         (d) The provisions of this Section 11 and Section 12 hereof shall apply to the extent as provided herein if the Company chooses to file an Offering Statement under Regulation A promulgated under the Act.

        (e) The Company agrees that until all Shares have been sold under a Registration Statement or pursuant to Rule 144 under the Act, it will use commercially reasonable efforts to keep current in filing all materials required to be filed with the Commission in order to permit the holders of such securities to sell the same under Rule 144.



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        SECTION 12.  Indemnification.

        (a) In the event of the filing of any Registration Statement with respect to the Shares pursuant to Section 11 hereof, the Company agrees to indemnify and hold harmless any Warrantholder or any holder of such Shares and each person, if any, who controls any Warrantholder or any holder of such Shares within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees), to which any Warrantholder or any holder of such Shares or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Warrantholder or the holder of such Shares or any person who controls the Warrantholder or any holder of such Shares within the meaning of the Act specifically for use in the preparation thereof. This indemnity will be in addition to any liability which the Company may otherwise have.

        (b) Each Warrantholder and the holders of the Shares agree that they will indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 11(a) of the Act in respect of the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Warrantholder or such holder of Shares specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Warrantholder or such holder of Shares may otherwise have.

        (c) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this
Section 12, notify the indemnifying party in



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writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 12. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 12 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 12(a) or 12(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

        SECTION 13. Contribution. In order to provide for just and equitable contribution under the Act in any case in which (i) a Warrantholder or any holder of the Shares or controlling person makes a claim for indemnification pursuant to Section 12 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 12 hereof provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any Warrantholder or any holder of the Shares or controlling person, then the Company and any Warrantholder or any such holder of the Shares or controlling person shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Warrantholder or holder of Shares or controlling person on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such holders of such securities and such controlling persons agree that it would not be just and equitable if contribution pursuant to this Section 13 were determined by pro rata allocation or by any other method which does not take account of the equitable considerations referred to in this
Section 13. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 13 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        SECTION 14. Notices. Any notice pursuant to this Agreement by the Company or by a Warrantholder or a holder of Shares shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested:

        (a) If to a Warrantholder or a holder of Shares, addressed to EVEREN Securities, Inc., 1901 Avenue of the Stars, Suite 1460, Los Angeles, California 90067, and 77 West Wacker Drive, Chicago, Illinois 60601, Attention: Corporate Finance Department.

        (b) If to the Company, addressed to it at 3850 Atherton Road, Rocklin, California 95765, Attention: President and Chief Executive Officer.

        Each party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

        SECTION 15. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, Everen, the Warrantholders, or the holders of Shares shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

        SECTION 16. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section 8.4 are complied with.

        SECTION 17. Survival of Representations and Warranties. All statements contained in any schedule, exhibit, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive.

        SECTION 18. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of California.

        SECTION 19. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, Everen, the Warrantholders and the holders of Shares any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, Everen, the Warrantholders and the holders of Shares.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

                                FINANCIAL PACIFIC INSURANCE GROUP, INC.



                                By:_______________________________________

                                Title:____________________________________



                                EVEREN SECURITIES, INC.



                                By:_______________________________________

                                Title:____________________________________



                                [WARRANTHOLDERS' SIGNATURES]

                                By:_______________________________________



                                By:_______________________________________



                                By:_______________________________________

                                    EXHIBIT B

                           Form of Warrant Certificate

                      [FORM OF FACE OF WARRANT CERTIFICATE]

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT."


No. W-1                                                        ________ __, 1998

                     FINANCIAL PACIFIC INSURANCE GROUP, INC.

                               WARRANT TO PURCHASE
                         125,000 SHARES OF COMMON STOCK

                           EXPIRING ________ __, 2003

        This Warrant Certificate certifies that ___________________, or registered assigns, is the registered holder of a warrant (the "Warrant") of Financial Pacific Insurance Group, Inc., a Delaware corporation (the "Company"), to purchase the number of shares (the "Shares") of Common Stock, $.001 par value (the "Common Stock"), of the Company set forth above. This Warrant expires at 5:00 p.m. California Time (the "Close of Business") on ________ __, 2003 (the "Expiration Date") and entitles the holder to purchase from the Company the number of fully paid and nonassessable Shares set forth above at $[insert offer price] per share (the "Exercise Price"), payable in lawful money of the United States of America.

        Subject to the terms and conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof, this Warrant may be exercised upon surrender of this Warrant Certificate and payment in full of the aggregate Exercise Price at the offices of the Company in Rocklin, California (the "Company Offices").

        The Exercise Price and the number of Shares purchasable upon exercise of this Warrant are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

        No Warrant may be exercised after the Close of Business on the Expiration Date. After the Close of Business on the Expiration Date, the Warrants will become wholly void and of no value.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS

WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

        IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its duly authorized officers, and the corporate seal hereunto affixed.

        Dated:_____________


                                     FINANCIAL PACIFIC INSURANCE GROUP, INC.



                                     By_______________________________________


ATTEST:


By____________________________

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                     FINANCIAL PACIFIC INSURANCE GROUP, INC.

        The Warrant evidenced by this Warrant Certificate is a part of a duly authorized issue of Warrants to purchase a maximum of one hundred forty-three thousand seven hundred fifty (143,750) Shares of Common Stock (subject to adjustment) issued pursuant to that certain Warrant Agreement, dated as of June __, 1998 as the same may be amended from time to time (the "Warrant Agreement"), duly executed by the Company and Everen Securities, Inc. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrant. A copy of the Warrant Agreement may be inspected at the Company Offices and is available upon written request addressed to the Company. All terms used herein that are defined in the Warrant Agreement have the meanings assigned to them therein.

        The Warrant may be exercised to purchase Shares from the Company before the Close of Business on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement. The Warrant may be exercised in whole or in part, provided that the Warrant may not be exercised to purchase fewer than 100 Shares unless the registered holder has, in aggregate, under all Warrants held, a right to receive fewer than 100 Shares. The holder of the rights to purchase Shares evidenced by this Warrant Certificate may exercise any of such rights by surrendering the Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with either (a) payment of the aggregate Warrant Price for the Warrants exercised, in lawful money of the United States of America, and any applicable transfer taxes, at the Company Offices, or (b) an election to use Appreciation Currency, as defined in the Agreement, to pay the Warrant Price. After the Close of Business on the Expiration Date, the Warrant shall become wholly void and of no value.

        If the exercise hereof is in part only, unless this Warrant has expired, the Company shall issue a new Warrant or Warrants of like tenor calling, in the aggregate on the face or faces thereof, for the number of Warrant Shares equal (without giving effect to any adjustment herein) to the number of such shares called for on the face of this Warrant minus (a) in an exercise for cash, the number of Warrant Shares purchased, or (b) in an exercise using Appreciation Currency, the number of Shares the Warrantholder would have had a right to receive if the Warrants surrendered were exercised for cash.

        The Company shall not be required to issue fractions of Shares or any certificates that evidence fractional Shares. In lieu of such fractional Shares, the Company shall pay to holders of the Warrant Certificates otherwise entitled to receive such fractional Shares an amount in cash equal to the then Current Market Price (as determined pursuant to the Warrant Agreement) per share of Common Stock multiplied by such fraction.

        Warrant Certificates, when surrendered at the Company Offices by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate of like tenor evidencing Warrants to purchase in the aggregate a like number of Shares.

        Upon due presentment for registration of transfer of this Warrant Certificate at the Company Offices, a new Warrant Certificate of like tenor and evidencing Warrants to purchase in the aggregate a like number of Shares shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge, except for any tax or other governmental charge imposed in connection therewith.

        The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                              FORM OF SUBSCRIPTION

              TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT FOR CASH

To FINANCIAL PACIFIC INSURANCE GROUP, INC.

        The undersigned registered holder of the within Warrant hereby
irrevocably exercises such Warrant for and purchases thereunder,    *shares of
Common Stock of FINANCIAL PACIFIC INSURANCE GROUP, INC. and herewith makes
payment of $    therefor, and requests that the certificates for such shares be issued as follows:


                   ------------------------------------------
                                      Name


                   ------------------------------------------
                                     Address


                   ------------------------------------------
                         Delivery Address (if different)

-------------------------------------      -------------------------------------
  Social Security or Other Taxpayer                     Signature
  Identification Number of Holder

                                            Note: The above signature must
                                            correspond with the name as written
                                            upon the face of this Warrant
                                            Certificate in every particular,
                                            without alteration or enlargement or
                                            any change whatsoever. If the
                                            certificate representing the Shares
                                            or any Warrant Certificate
                                            representing Warrants not exercised
                                            is to be registered in a name other
                                            than that in which this Warrant
                                            Certificate is registered the
                                            signature of the holder hereof must
                                            be guaranteed.

* Insert here the number of shares called for on the face of this Warrant (or in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other securities or property or cash or combination thereof which, pursuant to the adjustment provisions of the Warrant Agreement, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

         FORM OF SUBSCRIPTION AND ELECTION TO USE APPRECIATION CURRENCY

                  TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT
                  FOR APPRECIATION CURRENCY (CASHLESS EXERCISE)

To FINANCIAL PACIFIC INSURANCE GROUP, INC.

        The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant by surrendering the right to purchase *shares of Common Stock of FINANCIAL PACIFIC INSURANCE GROUP, INC. as Appreciation Currency for the number of Shares issuable therefor pursuant to Section 3 of the Warrant Agreement, and requests that the certificates for such shares be issued as follows:

                   ------------------------------------------
                                      Name


                   ------------------------------------------
                                     Address


                   ------------------------------------------
                         Delivery Address (if different)

-------------------------------------      -------------------------------------
  Social Security or Other Taxpayer                     Signature
  Identification Number of Holder

                                            Note: The above signature must
                                            correspond with the name as written
                                            upon the face of this Warrant
                                            Certificate in every particular,
                                            without alteration or enlargement or
                                            any change whatsoever. If the
                                            certificate representing the Shares
                                            or any Warrant Certificate
                                            representing Warrants not exercised
                                            is to be registered in a name other
                                            than that in which this Warrant
                                            Certificate is registered the
                                            signature of the holder hereof must
                                            be guaranteed.

* Insert here the number of shares called for on the face of this Warrant (or in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other securities or property or cash or combination thereof which, pursuant to the adjustment provisions of the Warrant Agreement, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH
               HOLDER DESIRES TO TRANSFER THE WARRANT CERTIFICATE)

        FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto



                   ------------------------------------------
                                Name of Assignee


                   ------------------------------------------
                               Address of Assignee

this Warrant Certificate, together with all right, title and interest therein, and does irrevocably constitute and appoint __________________________ attorney, to transfer the within Warrant Certificate on the books of the Company, with full power of substitution.


-------------------------------           --------------------------------------
               Dated                                      Signature

                                            Note: The above signature must
                                            correspond with the name as written
                                            upon the face of this Warrant
                                            Certificate in every particular,
                                            without alteration or enlargement or
                                            any change whatsoever.


-------------------------------------
 Social Security or Other Taxpayer
 Identification Number of Assignee



SIGNATURE GUARANTEED: